UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  March 5, 2012 (March 1, 2012)

HYPERDYNAMICS CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or other jurisdiction of incorporation or organization)

001-32490 (Commission File Number)	87-0400335 (IRS Employer Identification No.)

12012 Wickchester Lane, Suite 475

Houston, Texas 77079

(Address of principal executive offices,
including zip code)

voice:  (713) 353-9400

fax:  (713) 353-9421

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07       Submission of Matters to a Vote of Security Holders.

On March 1, 2012, Hyperdynamics Corporation (the “Company”) reconvened its annual meeting of stockholders (the “Annual Meeting”), which was adjourned on February 17, 2012 to permit additional time to solicit stockholder votes for the third proposal described in the Company’s definitive proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission on January 11, 2012.  As of January 3, 2012, the record date, 156,816,065 shares of common stock were eligible to vote.

Proposal 3.  The Company’s stockholders approved an amendment to the Certificate of Incorporation of the Company to provide more detail with respect to the powers of the Board of Directors in connection with issuing preferred stock, pursuant to the voting results set forth below:

For	Against	Abstain	Broker Non-Votes
82,502,727	5,551,777	279,817	46,661,346

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERDYNAMICS CORPORATION

Date:	March 5, 2012	By:	/s/ PAUL C. REINBOLT
		Name:	Paul C. Reinbolt
		Title:	Executive Vice President and Chief Financial Officer